UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive
Carlsbad, California 92009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

                On February 17, 2005, Orange 21 Inc. (the “Company”) issued a press release announcing its unaudited financial results for the fiscal year ended December 31, 2004 and issuing guidance with respect to revenue for the fiscal year ending December 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

                The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.              Regulation FD Disclosure.

                The Company held a conference call on Thursday, February 17, 2005, to discuss the Company’s unaudited financial results for the fiscal year ended December 31, 2004.  During this call, the Company provided revenue guidance for the fiscal year ending December 31, 2005.  The script from this call is attached hereto as Exhibit 99.2.

Item 9.01.              Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit	Description

99.1	Press Release dated February 17, 2005.

99.2	Script from conference call held February 17, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 18, 2005	ORANGE 21 INC.

	By:	/s/ Michael Brower
Michael Brower
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 17, 2005.

99.2	Script from conference call held February 17, 2005.

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